T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Real Assets Fund

Supplement to Prospectuses Dated May 1, 2019

Effective October 1, 2019, the following operating policies in section 2 under Investment Policies and Practices are removed from the prospectus of each fund listed above:

Operating Policies Initial margin deposits on futures and premiums on options used for nonhedging purposes will not exceed 5% of the fund’s net asset value. The total market value of securities covering call or put options may not exceed 25% of the fund’s total assets. Not more than 5% of the fund’s total assets will be committed to premiums when purchasing call or put options.

Operating Policies A swap agreement with any single counterparty will not be entered into if the net amount owed or to be received under existing contracts with that party would exceed 5% of the fund’s total assets or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of its total assets. (Swap agreements that are cleared and settled through a clearinghouse, or traded on an exchange or swap execution facility, are not subject these limits.) For swaptions, the total market value of the securities covering call or put options may not exceed 25% of the fund’s total assets. No more than 5% of the fund’s total assets will be committed to premiums when purchasing call or put swaptions.

Operating Policies The fund’s investments in hybrid instruments are limited to 10% of its total assets.

The date of this supplement is September 30, 2019.

G11-041 9/30/19